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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 No. 33-63506 and No. 33-63507.


                                                      Arthur Andersen LLP


Dallas, Texas,
 March 19,1998